THE ALGER PORTFOLIOS

Supplement dated October 30, 2013 to the
Statement of Additional Information dated May 1, 2013,
As Supplemented to Date

The following replaces the third paragraph under the heading "Options" on page 13 of the Statement of Additional Information.

"A call option written by a Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account. A put option written by a Portfolio is "covered" if the Portfolio maintains cash or liquid securities with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written."

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